SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Georgia, on the 18th day of April, 1996.

                            SYNOVUS FINANCIAL CORP.
                            (Registrant)

                            By:/s/James H. Blanchard
                               James H. Blanchard,
                               Chairman of the Board and
                               Principal Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Stephen L. Burts, Jr., and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ William B. Turner                                      Date: April 18, 1996
- ----------------------------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/ James H. Blanchard                                     Date: April 18, 1996
- ----------------------------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer


/s/ James D. Yancey                                        Date: April 18, 1996
- ----------------------------------------------
James D. Yancey,
Vice Chairman of the Board


/s/ Joe E. Beverly                                         Date: April 18, 1996
- ----------------------------------------------
Joe E. Beverly,
Vice Chairman of the Board


/s/ Stephen L. Burts, Jr.                                  Date: April 18, 1996
- ----------------------------------------------
Stephen L. Burts, Jr.,
President, Principal Financial
Officer and Director


/s/ G. Sanders Griffith, III                               Date: April 18, 1996
- ----------------------------------------------
G. Sanders Griffith, III,
Senior Executive Vice President,
General Counsel and Secretary


/s/ Thomas J. Prescott                                     Date: April 18, 1996
- ----------------------------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer
and Principal Accounting Officer


/s/ Jay C. McClung                                         Date: April 18, 1996
- ----------------------------------------------
Jay C. McClung
Executive Vice President


/s/Daniel P. Amos                                          Date: April 18, 1996
- ----------------------------------------------
Daniel P. Amos,
Director


/s/ Richard Y. Bradley                                     Date: April 18, 1996
- ----------------------------------------------
Richard Y. Bradley,
Director


/s/ George C. Woodruff, Jr.                                Date: April 18, 1996
- ----------------------------------------------
George C. Woodruff, Jr.,
Director



/s/ Salvador Diaz-Verson, Jr.                              Date: April 18, 1996
- ----------------------------------------------
Salvador Diaz-Verson, Jr.,
Director


/s/ Gardiner W. Garrard, Jr.                               Date: April 18, 1996
- ----------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/ H. Lynn Page                                           Date: April 18, 1996
- ----------------------------------------------
H. Lynn Page,
Director


/s/ John T. Oliver, Jr.,                                   Date: April 18, 1996
- ----------------------------------------------
John T. Oliver, Jr.,
Director and Vice Chairman
of the Executive Committee


/s/ John L. Moulton                                        Date: April 18, 1996
- ----------------------------------------------
John L. Moulton,
Director


/s/ V. Nathaniel Hansford                                  Date: April 18, 1996
- ----------------------------------------------
V. Nathaniel Hansford,
Director


/s/ Richard E. Anthony                                     Date: April 18, 1996
- ----------------------------------------------
Richard E. Anthony,
Director and Vice Chairman of the Board


/s/ Mason H. Lampton                                       Date: April 18, 1996
- ----------------------------------------------
Mason H. Lampton,
Director


/s/ Elizabeth C. Ogie                                      Date: April 18, 1996
- ----------------------------------------------
Elizabeth C. Ogie,
Director


                                                           Date:
- ----------------------------------------------
C. Edward Floyd,
Director


                                                           Date:
- ----------------------------------------------
Robert V. Royall, Jr.
Director


                                                           Date:
- ----------------------------------------------
William L. Pherigo,
Director











filings\snv\snvsigs3.con